UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 7, 2004

DANIELSON HOLDING CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-6732	95-6021257

(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification No.)

2 North Riverside Plaza
Suite 600
Chicago, Illinois 60606

(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)

(312) 466-4030

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Executive Officers; Election of Directors; Appointment of Principal Officers
Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Amended and Restated Bylaws
Press Release

Item 5.02. Departure of Directors or Principal Executive Officers; Election of Directors; Appointment of Principal Officers

     On September 7, 2004, Danielson Holding Corporation (the “Company”) issued a press release announcing that Samuel Zell, the current Chairman of the Company’s Board of Directors, will not stand for re-election to the Board at this year’s annual meeting of stockholders to be held on October 5, 2004. The Company also announced in the press release that Martin J. Whitman and Eugene Isenberg have informed the Board that they will not stand for reelection to the Board at this year’s annual meeting of stockholders.

     The Company also announced in the press release that William C. Pate, Managing Director of Equity Group Investments, LLC and a current member of the Board, has been nominated to succeed Mr. Zell as the Chairman of the Board, subject to his reelection to the Board by the Company’s stockholders at the annual meeting and the approval of the full Board at its meeting following the annual stockholders meeting.

     A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference thereto.

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

     On September 7, 2004, the Company’s Board of Directors approved an amendment to Section 3.1 of the Company’s Bylaws, which amendment shall become effective as of the date of the Company’s annual meeting of stockholders on October 5, 2004. The amendment to Section 3.1 of the Bylaws provides that the number of directors on the Board be from six (6) to eleven (11) members and shall be fixed from time to time within such minimum and maximum by resolution of the Board of Directors. Previously, the Bylaws provided for six (6) to eleven (11) directors on the Board, but fixed the number of directors at eleven, until changed by an amendment to the Bylaws adopted by the Board or the Company’s stockholders.

     A copy of the Amended and Restated Bylaws is attached hereto as Exhibit 3.1.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired – Not Applicable

(b)	Pro Forma Financial Information – Not Applicable

(c)	Exhibits

Exhibit No.	Exhibit
3.1	Amended and Restated Bylaws of Danielson Holding Corporation, as amended and effective October 5, 2004

99.1	Press Release issued by Danielson Holding Corporation dated September 7, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September  9, 2004

DANIELSON HOLDING CORPORATION
(Registrant)

By:	/s/ Philip G. Tinkler

Name: Philip G. Tinkler, Title: Chief Financial Officer

DANIELSON HOLDING CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit
3.1	Amended and Restated Bylaws of Danielson Holding Corporation, as amended and effective October 5, 2004.

99.1	Press Release issued by Danielson Holding Corporation dated September 7, 2004